Convertible Debt	12 Months Ended
Dec. 31, 2020
Disclosure Of Convertible Debt [Abstract]
Convertible Debt [Text Block]
8.    Convertible Debt

Details of the Convertible Debt are as follows:

	Year ended December 31,
	2020	2019
Convertible Debt - beginning of period	$—	$56,984
Fair value of debenture funding	17,912	—
Change due to modification	—	792
Accretion and capitalized interest	835	2,105
Repayment	—	(59,881)
Convertible Debt - end of period	$18,747	$—

During 2008 and 2009, the Company issued $25.0 million of secured convertible debentures to Glencore.  The Company provided security on these debentures covering all of the assets of PolyMet. Interest was compounded quarterly and payable by increasing the principal amount of the debentures.

On March 22, 2019, the Company entered into an extension agreement with Glencore with respect to the secured convertible and non-convertible debt set to mature on March 31, 2019.  Glencore agreed to extend the maturity date of the debt to June 30, 2019 to provide the Company time to complete a rights offering, fully backstopped by Glencore, to raise sufficient funds to repay all outstanding debt.  In connection with the extension agreement, the Company issued 6,458,001 purchase warrants to Glencore with an expiration date of March 31, 2024 and an exercise price of $0.7368 which was approved by the NYSE American and TSX.  In addition, the Company agreed to extend the expiration date of the convertible debt exchange warrant to the earlier of March 31, 2020 or the date on which the convertible debt is fully repaid, which occurred on June 28, 2019.

The March 2019 transaction was accounted for as a modification of the existing debentures with a $2.014 million modification loss consisting of the following:

• $0.810 million to increase the convertible debt carrying value to the revised cash flows discounted using the original effective interest rate of 7.3%;

• $0.360 million to reduce the non-convertible debt carrying value to the revised cash flows discounted using the original effective interest rate of 14.3%; and

• $1.564 million to equity reserves to recognize the fair value of the purchase warrants issued.

Upon closing of the Rights Offering, these debentures were fully repaid on June 28, 2019. Since inception, $34.881 million of interest was capitalized to the principal amount of the debenture.  All borrowing costs were eligible for capitalization and $2.105 million was capitalized during 2019.

On March 17, 2020, the Company agreed to issue unsecured convertible debentures to Glencore in four tranches with a total minimum principal amount of $20.0 million and total maximum principal amount of $30.0 million, the amount of each tranche to be determined jointly by the Company and Glencore.  The debentures are due on the earlier of March 31, 2023 or upon US$100 million of Project financing.  Interest accrues on the unsecured debentures balance drawn at 4% per annum and the principal amount of the debentures is convertible into common shares of the Company at a conversion price equal to $2.223.  The first tranche in the amount of $7.0 million was issued on March 18, 2020, the second tranche in the amount of $7.0 million was issued on June 23, 2020 and the third tranche in the amount of $9.0 million was issued on September 30, 2020.  The final tranche of $7.0 million was issued subsequent to year end on January 28, 2021.

The convertible debenture proceeds were bifurcated between the debt and equity components.  The fair value of the debt component was estimated using a discounted cash flow model method.  Transaction costs for the financing was $0.112 million.  The fair value of the debt components issued during 2020 was $17.912 million with the residual of $4.976 million allocated to equity.  The debt component has been recorded at amortized cost, net of transaction costs, and is being accreted to face value over the expected life using the effective interest method.  No borrowing costs were capitalized during 2020.